Exhibit 99.1

GLOBAL MOBILETECH ANNOUNCES PROFITABLE THIRD QUARTER

FISCAL 2013 FINANCIAL RESULTS

SPOKANE, WASHINGTON, May 14, 2013 -- Global MobileTech, Inc. (OTCBB: GLMB), a leading mobile communications service and content provider in Asia, today announced its results for the third quarter fiscal 2013.

Highlights

Financial highlights for Q3, 2013 compared to Q3, 2012 include the following:

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Revenue: $4.46M vs $4.00M ($0.46M or 12% increase)

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Gross profit: $1.44M vs $1.25M ($0.19M or 15% increase)

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Gross profit margin: 32.4% vs 31.1% (130 basis point increase)

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Net income: $559,000 vs $581,000 ($22,000 or 4% decrease)

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Diluted EPS: $0.07/share vs $0.10/share ($0.03 decrease)

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Diluted weighted average number of common shares outstanding: 7,896,386 vs 5,899,847 (33.8% increase)

Quarterly Earnings Call and Webcast

GLMB will hold its third quarter earnings conference call and webcast on Thursday, May 16, 2013 at 9:00 P.M. Eastern time to discuss the Company’s financial results for the third quarter fiscal 2013 with the Company’s management.

The conference call will be webcast live over the Internet using GLMB’s proprietary Cliq2Talk real-time multimedia communication service.  Investors can submit questions online during the conference call or email their questions to valerie.looi@globalmobiletech.com 24 hours before the live conference call if they are unable to participate in the call.

For instructions on how to obtain your Cliq2Talk ID to participate in the conference call, please go to https://cliq2talk.com/webcast.  The recorded webcast will be available online at http://www.globalmobiletech.com/en/html/inxvestrels/webcast.shtml approximately four hours after the live conference call.

ABOUT GLOBAL MOBILETECH, INC.

Global MobileTech provides a proprietary technology platform used to deliver mobile communication services and mobile advertising to users participating in a rewards program.  The rewards program allows users to earn rewards points that may be used for free long distance and international calls and other incentives in return for their participation in the program.  Global MobileTech provides its patented technology to channel and private label partners and operates the MobiCAST and MobiREWARDS programs.  Its principal user base is located in Malaysia and Hong Kong.  In addition, Global MobileTech operates an alternative energy segment providing biomass energy consulting services in South East Asia.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (“Act”).  The forward-looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the Act.  Forward-looking statements are based on currently available information, expectations, estimates, assumptions and projects, and management’s judgment about the Company and general economic conditions. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "expects", "is expected", "intends", "may", "will", "should", "anticipates", "plans" or the negative thereof. These forward looking statements often include forecasts and projections for future revenue and/or profits and are subject to revision and are not based on audited results. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to vary materially from historical results or from any future results expressed or implied in such forward-looking statements. Global MobileTech, Inc. does not undertake to update, revise or correct any forward-looking statements. Investors are cautioned that current results are not necessarily indicative of future results, and actual results may differ from projected amounts. For more complete information concerning factors that could affect the Company's results, reference is made to the Company's registration statements, annual reports and other documents filed with the Securities and Exchange Commission. Investors should carefully consider the preceding information before making an investment in the common stock of the Company.

FOR MORE INFORMATION contact

Valerie Looi  +60 17 511 6159

valerie.looi@globalmobiletech.com